UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                 October 3, 2007
                Date of report (date of earliest event reported)

                            ABSOLUTE POTENTIAL, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-21279                                           59-3223708
 ----------------------                         -------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                           141 West Jackson Boulevard,
                          Suite 2182, Chicago, Illinois            60604
                     --------------------------------------       --------
                    (Address of Principal Executive Offices)     (Zip Code)

                                 (312) 427-5457
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

          (a) On October 3, 2007, Pender Newkirk & Company LLP was dismissed as the certifying accountant for Absolute Potential, Inc. (the "Registrant").

          Pender Newkirk & Company LLP has served since April 2000 as the certifying accountant for the Registrant's financial statements. Its audit report to the accountant for the Registrant's financial statements for the years ended September 30, 2004 and 2005, includes language expressing substantial doubt as to the Registrant's ability to continue as a going concern because it
(i) has generated significant losses; and (ii) recorded a significant accumulated deficit. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

          During the period Pender Newkirk & Company LLP was engaged by the Registrant, there were no disagreements with Pender Newkirk & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Pender Newkirk & Company LLP would have caused Pender Newkirk & Company LLP to make reference to the subject matter of the disagreements in connection with any reports it would have issued. Also, there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

          The Registrant has provided Pender Newkirk & Company LLP with a copy of the foregoing disclosure, and has requested that Pender Newkirk & Company LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from Pender Newkirk & Company LLP required by Item 304(a)(3) of Regulation S-B.

          (b) On or about October 3, 2007, the Registrant entered into an agreement with Frank L. Sassetti & Co. to assume the role of its new certifying accountant. Frank L. Sassetti & Co. has been asked to audit the Registrant's financial statements for the years ending September 30, 2006 and 2007. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Frank L. Sassetti & Co., the Registrant did not consult with Frank
L. Sassetti & Co. with regard to:

              (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

              (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

          The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Registrant's Board of Directors.

Item 9.01.    Financial Statements and Exhibits.

Exhibit             Description
-------             -----------

16.1                Letter to the SEC from Pender Newkirk & Company LLP dated
                    October 11, 2007.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  October 11, 2007                      By:  /s/  THOMAS F. DUSZYNSKI
                                               --------------------------------
                                                       Thomas F. Duszynski,
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------

16.1                Letter to the SEC from Pender Newkirk & Company LLP dated
                    October 11, 2007.